UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia	22182
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 21, 2024, Spire Global, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the Investors (the “Offering”), (i) an aggregate of 2,142,858 shares (the “Shares”) of Class A Common Stock of the Company and (ii) warrants exercisable for an aggregate of 2,142,858 shares of Class A Common Stock (the “Warrants”) to the Investors. Each share of Class A Common Stock and accompanying Warrant to purchase one share of Class A Common Stock is being sold at an offering price of $14.00. The aggregate gross proceeds to the Company from the Offering are expected to be approximately $30.0 million before deducting the placement agent’s fees and related offering expenses.

The Shares and Warrants were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-267413), which was filed with the Securities and Exchange Commission (the “Commission”) on September 14, 2022 and was declared effective by the Commission on September 26, 2022.

The Warrants have an exercise price equal to $14.50 per share of Class A Common Stock, are exercisable immediately and will expire on July 3, 2024. The exercise price and the number of shares of Class A Common Stock issuable upon exercise of the Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A Common Stock.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Class A Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) during the 100-day period following the closing of the Offering.

The Offering is expected to close on or about March 25, 2024, subject to customary closing conditions.

On March 21, 2024, the Company entered into a placement agency agreement (the “Placement Agent Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”) (the “Placement Agent”), pursuant to which the Company engaged A.G.P. as the exclusive placement agent in connection with the Offering. The Company agreed to pay the Placement Agent a fee in cash equal to (i) 6% of the gross proceeds from the sale of the Shares and Warrants to the Investors and (ii) 4% of the gross exercise price paid in cash with respect to the exercise of the Warrants. The Company also agreed to reimburse the Placement Agent for all reasonable and documented out-of-pocket expenses, including the accountable fees of legal counsel, not to exceed $50,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing descriptions of the Placement Agent Agreement, the Purchase Agreement and the Warrants are qualified in their entirety by reference to the Placement Agent Agreement, the Purchase Agreement and the form of Warrant, which are filed as Exhibit 1.1, Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Faegre Drinker Biddle & Reath LLP relating to the legality of the issuance and sale of the Shares and Warrants is attached as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure.

On March 21, 2024, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of the Offering. A copy of the Pricing Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (www.ir.spire.com), its Twitter account (@SpireGlobal), and its LinkedIn page in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

1.1	Placement Agency Agreement, dated as of March 21, 2024, by and among Spire Global, Inc. and A.G.P./Alliance Global Partners.

4.1	Form of Warrant.

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

10.1	Securities Purchase Agreement, dated as of March 21, 2024, by and among Spire Global, Inc. and the purchasers party thereto.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1).

99.1	Pricing Press Release, dated March 21, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date: March 21, 2024	By:	/s/ Peter Platzer
	Name:	Peter Platzer
	Title:	Chief Executive Officer